Exhibit 99.1

Inogen Announces Preliminary Revenue Results for Fourth Quarter and Full-Year 2025

Inogen to Announce Fourth Quarter and Full Year 2025 Financial Results on February 24, 2026

GOLETA, Calif., January 12, 2026 -- Inogen, Inc.(Nasdaq: INGN), a medical technology company offering innovative respiratory products for use in the homecare setting, today announced preliminary, unaudited revenue results for the quarter and year ended December 31, 2025.

The Company estimates preliminary, unaudited total revenue in the fourth quarter of 2025 to be approximately $82 million, representing year-over-year growth of approximately 2%. Full year 2025 total preliminary, unaudited revenue is expected to be approximately $349 million, representing year-over-year growth of approximately 4%.

For the full year 2025, the Company expects to achieve positive Adjusted EBITDA, reflecting its continued commitment to financial discipline and effective cost management.

“While fourth quarter results continued to reflect strong performance in our business-to-business channels, we experienced a shift in the timing of a few large customer orders into the first half of 2026. While this delay relative to expectations is disappointing, our full year results continued to make meaningful progress in executing our business turnaround” said Kevin Smith, President and Chief Executive Officer. “Highlights for the full year include positive revenue growth, advancing toward profitability, and expanding the innovation pipeline with launches of the Voxi 5 stationary oxygen concentrator and Aurora Masks for Obstructive Sleep Apnea patients in the U.S. Our Inogen team remains confident in our ability to drive growth acceleration and profitability into 2026, and we look forward to sharing additional details and 2026 financial guidance during our February earnings call.”

Quarterly Conference Call Information

On February 24, 2026, the Company will host a conference call at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time.

Individuals interested in listening to the conference call may do so by dialing:

US domestic callers (877) 841-3961
Non-US callers (201) 689-8589

Please reference Inogen to join the call. A live audio webcast and archived recording of the conference call will be available to all interested parties through the News / Events page on the Inogen Investor Relations website. This webcast will also be archived on the website for 6 months.

A replay of the call will be available approximately three hours after the live webcast ends and will be accessible through March 3, 2026. To access the replay, dial (877) 660-6853 or (201) 612-7415 and reference Conference ID: 13757405.

Inogen has used, and intends to continue to use, its Investor Relations website, http://investor.inogen.com/, as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About Inogen

Inogen, Inc. (Nasdaq: INGN) is a leading global medical technology company offering innovative respiratory products for use in the homecare setting. Inogen supports patient respiratory care by developing, manufacturing, and marketing innovative best-in-class respiratory therapy devices used to deliver care to patients suffering from chronic respiratory conditions. Inogen partners with patients, prescribers, home medical equipment providers, and distributors to make its respiratory therapy products widely available, allowing patients the chance to manage the impact of their disease.

For more information, please visit www.inogen.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that are not historical facts, including, but not limited to, statements regarding Inogen’s future business plans, market opportunities, financial outlook, growth strategies, and anticipated operational results, are forward-looking statements. Words such as “aims,” “believes,” “anticipates,” “plans,” “expectation,” “will,” “intends,” “potential,” “possible,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks and uncertainties relating to Inogen’s financial guidance; market acceptance of its products; competition; its sales, marketing and distribution capabilities; its planned sales, marketing, and research and development activities; and risks associated with international operations. Information on these and additional risks, uncertainties, and other information affecting Inogen’s business operating results are contained in its Annual Report on Form 10-K for the period ended December 31, 2024, and in its other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

Contact
ir@inogen.net